POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, James M. Odland, Julius M. Davidson, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission by USAllianz Variable Insurance Products Fund of Funds Trust pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    SIGNATURE                          TITLE                            DATE

 /s/ Christopher Pinkerton    Chairman of the Board and President     2-26-2005
                             (Principal Executive Officer)
 Christopher Pinkerton

 /s/ Harrison Contrad        Trustee
                                                                      2-26-2005
 Harrison Conrad

 /s/ Roger A. Gelfenbein     Trustee
                                                                      2-26-2005
 Roger A. Gelfenbein

 /s/ Arthur C. Reeds III     Trustee
                                                                      2-26-2005
 Arthur C. Reeds III

 /s/ Troy Sheets             Treasurer (principal financial and
                             accounting officer)                      3-09-2005
 Troy Sheets

 /s/ Claire R. Leonardi      Trustee
                                                                      2-26-2005
 Claire R. Leonardi

 /s/ Dickson W. Lewis        Trustee
                                                                      2-26-2005
 Dickson W. Lewis

 /s/ Peter W. McClean        Trustee
                                                                      2-26-2005
 Peter W. McClean

 /s/ Jeffrey Kletti          Trustee and Vice President
                                                                      2-26-2005
 Jeffrey Kletti